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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 20, 1995 included in Transco Energy Company's Annual Report on Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.

                                          /s/  ARTHUR ANDERSEN LLP
                                          --------------------------------------

                                          ARTHUR ANDERSEN LLP


Houston, Texas

March 29, 1995